FORM 8-K/A



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

                                 AMENDMENT NO. 1
                        TO FORM 8-K FILED MARCH 14, 1997


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                February 28, 1997
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




                   0-18294          California        94-3087630
                   -------          ----------        ----------
                  (Registration    (State or Other   (IRS Employer
                       File        Jurisdiction of   Identification
                      Number)       Incorporation)      Number)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS

(a)      Exhibits

         1. Earnest Money Contract for Stop N Go store located in Clute, Texas dated February 10, 1997.

         2. Earnest Money Contract for Stop N Go store located in Sealy, Texas dated February 18, 1997.

         3. Earnest Money Contract for Stop N Go store located in Dallas, Texas dated February 7, 1997.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               METRIC INCOME TRUST SERIES, INC.,
                                               a California Corporation


                                               By: /s/ William A. Finelli
                                                   ----------------------
                                                       William A. Finelli

                                                       Chief Financial Officer

                                               Date:    April 18, 1997
                                                        --------------